Mentor Income Fund, Inc.
Annual Report
October 31, 1997
--------------------------------------------------------------------------------

The Fund


   [ ] A closed-end investment fund that invests primarily in high-quality fixed- income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.



Investment Objective


   [ ] To achieve high monthly income consistent with preservation of capital



Dividend Objective


   [ ] To distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

Report from the Chairman and President

We appreciate the opportunity to provide the Annual Report to shareholders for Mentor Income Fund for the 12 months ended October 31, 1997. Regardless of market environment, the Fund's primary mission remains the same, to provide attractive income and competitive net asset value total returns to shareholders.


During the 12 months ended October 31, 1997, the Fund paid dividends totaling $0.84 per share, which represents an annualized yield of 8.94% based on the Fund's closing market price of $9.38 on October 31, 1997. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield-to-maturity of 6.34%, attainable during the period from treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate in value.

Mentor Income Fund, Inc.
Annual Report
October 31, 1997
--------------------------------------------------------------------------------

Market Conditions
Chart I: A Period of Falling Interest Rates


                                    [GRAPH]

                        10/31/96              10/31/97

3 Mo.                     5.144                 5.194
6 Mo.                     5.264                 5.305
1 Yr.                     5.404                 5.347
2 Yr.                     5.732                 5.608
3 Yr.                      5.86                 5.682
5 Yr.                      6.07                 5.717
10 Yr.                    6.341                 5.833
30 Yr.                    6.641                 6.154




Source: Bloomberg


As Chart I indicates, during the 12-month period ended October 31, 1997 the yield curve flattened. While yields of three-month and six-month treasury bills were largely unchanged, yields of treasury notes and bonds with maturities of five years and greater were lower by 0.35% to 0.50%. Generally, the greater the maturity of the security, the larger the decrease in its yield. Two and 10-year treasuries closed the period at 5.61% and 5.83%, respectively, down 0.12% and 0.51% from the beginning of the period. Rates trended lower during the period with the exception of the first quarter of 1997. In the first quarter much stronger than anticipated economic growth prompted the Federal Reserve to increase the Federal Funds Rate (the rate member banks charge each other on inter-bank loans) by 0.25% in late March.


As noted, only once during the 12-month period did the Federal Reserve deem it necessary to alter the level of the short-term fed funds rate, and then only modestly. Otherwise the monetary authorities remained on the sidelines, content to let the economy move unencumbered on a low-inflation and moderate-growth progression. Gross Domestic Product (GDP), the most comprehensive measure of overall domestic economic growth, grew at annualized rates of 4.3%, 4.9%, 3.3%, and 3.3% for the fourth quarter of 1996, the first quarter of 1997, the second quarter of 1997, and the third quarter of 1997, respectively.


Despite continued steady economic growth, inflation at both the wholesale

Mentor Income Fund, Inc.
Annual Report
October 31, 1997
--------------------------------------------------------------------------------

and retail levels has remained consistently benign. In seven of the 12 monthly periods during the fiscal year ended October 31, the PPI (Producer Price Index) actually declined. The CPI-core (Consumer Price Index minus the volatile food and energy components), viewed by many as the most reliable and significant of the inflation measures, only once during the period experienced a monthly increase as much as 0.3%. Given the lack of current measurable inflationary pressure and the Federal Reserve's growing credibility as an inflation-fighting institution, fixed-income buyers have scaled back the inflation premium they have demanded from their fixed-income investments. As a result, despite continued economic growth and the lowest unemployment rate in the past 30 years, rates on fixed-income securities have eased from levels of a year ago.



Effect on the Fund
When compared to the indexes which we have traditionally used to assess our relative performance, our results for the 12-month period ended October 31, 1997 provided competitive returns to our shareholders. As Chart II indicates, the Fund's 11.65% net asset value total return for the 12-months ended October 31, 1997 compares favorably to the 9.08%, 8.67%, and 8.88% returns posted by the Merrill Lynch Mortgage, Government Bond, and 7-year Treasury indexes,* respectively. The return of the Fund's Lipper U.S. Mortgage Bond Fund peer group was 10.95%.**


Chart II: Relative Performance
(10/31/96-10/31/97)
                                    [GRAPH]


Mentor Income Fund              11.65%
Lipper Peer Group               10.95%
Mortgage Index                   9.08%
Gov't Bond Index                 8.67%
7-Year Treasury                  8.88%


Source: Lipper Analytical Services, Inc. and Merrill Lynch



Portfolio Strategy
Throughout the 12-month period we continued to focus on our primary objectives
- to provide attractive income,

Mentor Income Fund, Inc.
Annual Report
October 31, 1997
--------------------------------------------------------------------------------

maintain risk close to that of intermediate treasuries, and capitalize on the investment opportunities provided within the guidelines of our investment policy.*** Security selection, sector allocation, and yield curve-weighting strategies remain the fundamental methods through which we seek to add value.


The relative interest-rate exposure of the portfolio at the end of October stood approximately 5% longer than its Merrill Lynch 7-Year Treasury benchmark, a posture we have maintained most of the year. At fiscal year-end 29% of the Portfolio was in agency mortgage-backed securities while private label CMOs represented 22% of the Fund. Other significant weightings were 16% in corporate bonds, 11% in agency CMOs, 10% in residuals, and 9% in asset-backed securities.



During the period we added foreign duration exposure to the portfolio through interest-rate swap contracts. During much of the year the Fund benefited from the higher income available in Canadian markets. As yields in this market dropped significantly below those available in the U.S., these positions were eliminated. At fiscal year-end, the Fund had a 5% exposure to five-year German bonds and a 5% exposure to two-year UK interest rates. These transactions, like the Canadian transactions that preceded them, have been structured to eliminate virtually all foreign currency risks. We also added a Yankee position through an investment in the Korean Development Bank (KDB) bonds due in 2001. Yankee bonds are U.S. dollar-denominated securities issued by overseas governments or corporations. The KDB bonds are backed by the full faith and credit of the Korean government, and have widened markedly in light of turmoil in Asian markets. At yields well above those of many junk bond issues, these A-rated securities appear to offer good relative value despite the risk of a credit downgrade.


PORTFOLIO COMPOSITION

                                    [GRAPH]

Preferred Stock                 3.0%
Fixed-Rate Multiple Class
 Collateralized Mortgage
 Obligations                   20.6%
Fixed Rate Single-Class
 Mortgage Backed Securities    29.5%
Corporate Bonds                14.9%
Adjustable-Rate Mortgage
 Backed Securities              6.0%
U.S. Government Agencies        8.5%
Asset-Backed Securities         7.7%
Residual Interests              9.5%
Repurchase Agreement            0.2%
Interest-Only Securities        0.1%




Market Outlook
The moderate growth, low unemployment, low inflation environment of recent years continues intact. We believe, however, that

Mentor Income Fund, Inc.
Annual Report
October 31, 1997
--------------------------------------------------------------------------------

this combination of economic growth and job creation, if sustained, may eventually lead to inflationary pressures. We are of the opinion that the Fed would have tightened in November absent the recent extreme international market volatility.


The outlook going forward is clouded by uncertainty over how much growth in the Pacific rim will decline, and to what degree this slowdown in Asia will affect the US economy. Given the stock market's recovery from October's declines, we feel that the risks remain weighted toward continued above trend-economic growth and an eventual Fed tightening. This suggests that short rates are currently at risk of rising. However, the prospects for continued low inflation make us comfortable that long rates, which are more sensitive to inflation than economic growth, will not rise and may even decline if the Fed acts to preserve the current low inflation environment.


Dividend Reinvestment Plan
Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.

Sincerely,

/s/ Weston E. Edwards, CFA
---------------------------
Weston E. Edwards, CFA
Chairman

/s/ Paul F. Costello
---------------------------
Paul F. Costello
President

     * The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities. The Merrill Lynch Government Bond Index is a composite of 2,347 treasury and agency issues with maturities ranging from one to 30 years. The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch
        7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
   ** Lipper Analytical Services, an independent rating company, groups funds by investment objective and calculates performance figures for each group. Performance does not include sales charges and does not include reinvestment of all distributions.
 *** While the portfolio managers will endeavor to manage the portfolio in accordance with this strategy, there are no guarantees that it will be successful. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than their original cost.

Mentor Income Fund, Inc.
Portfolio of Investments
October 31, 1997


                                                                              Principal        Market
                                                   Percent of Net Assets       Amount           Value
---------------------------------------------------------------------------------------------------------
Long-Term Investments                             152.82%
---------------------------------------------------------------------------------------------------------
Preferred Stock                                     4.60%
 Home Ownership Funding Corporation (a)
   (cost $5,473,005)                                                      $ 5,650,000     $ 5,577,912

---------------------------------------------------------------------------------------------------------
U.S. Government Securities and Agencies            68.94%
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation
   6.50%, Series 1422, 2/15/07-REMIC                                          4,565,108       4,559,451
   6.50%, Series 1647 B, 11/15/08-REMIC (d)                                   8,639,312       8,611,606
   6.00%, Series 1693-Z, 3/15/09-REMIC                                        5,789,532       5,471,166
   7.49%-10.75%, 9/01/09-9/01/18 (d)                                          7,170,830       7,504,092
 Federal National Mortgage Association
   10.50%, 11/01/18 (d)                                                       5,647,396       6,177,641
   7.48%, 7/01/27-ARM                                                            29,486          29,486
 Government National Mortgage Association
   7.00%, 15-year Platinum, 12/15/08 (d)                                      4,530,586       4,631,007
   11.50%, 2/15/13-6/15/19                                                      202,194         227,977
   5.00%-6.88%, 12/20/22-1/20/27 (d)                                         25,146,360      25,345,320
   6.00%, 4/20/27-11/20/27-ARM                                                5,257,101       5,304,149
 U.S. Treasury Notes, 6.13%-6.63%, 3/31/02-
   8/15/07 (d)                                                               15,350,000      15,770,686
---------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies
 (cost $82,384,968)                                                                          83,632,581
---------------------------------------------------------------------------------------------------------
Corporate Bonds                                    22.80%
---------------------------------------------------------------------------------------------------------
Finance                                                            19.26%
 Capital One Bank, 7.15%, 9/15/06, puttable
   9/15/99                                                                    4,000,000       4,060,144
 Korea Development Bank, 7.13%, 9/17/01                                      12,500,000      12,133,425
 Lehman Brothers, Inc., 7.50%, 8/01/26, puttable
   8/01/03                                                                    1,500,000       1,593,771
 Nationsbank Corporation, 7.50%, 9/15/06                                      1,500,000       1,587,785
 Salomon, Inc., 7.65%, 6/27/05                                                2,700,000       2,868,795
 Travelers Group, Inc., 9.50%, 3/01/02                                        1,000,000       1,123,723
---------------------------------------------------------------------------------------------------------
                                                                                             23,367,643
---------------------------------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Portfolio of Investments
October 31, 1997


                                                                             Principal        Market
                                                  Percent of Net Assets        Amount          Value
---------------------------------------------------------------------------------------------------------
Corporate Bonds (continued)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Utilities                                                           3.54%
 Mississippi Power & Light Company, 8.80%,
   4/01/05, callable 4/01/98                                                $4,250,000     $ 4,298,191
---------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $27,471,343)                                                    27,665,834
---------------------------------------------------------------------------------------------------------
Private Issues                                    41.99%
---------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                                           9.24%
 California Federal Bank Series 1991-2, Class A,
   7.71%, 7/15/21 (b)                                                          484,945         485,200
 Kidder Peabody Acceptance Corporation
   Series 1989-3, Class A, 8.91%, 6/20/19 (b)                                  928,086         932,582
 PaineWebber Mortgage Acceptance Corporation
   Series 1993-1, Class M-1, 7.89%, 3/25/23                                  1,224,588       1,239,859
   Series 1993-3, Class M-1, 7.76%, 4/25/23                                  1,939,957       1,964,157
 Sears Mortgage Securities Corporation
   Series 1992-9, Class A, 7.92%, 10/25/21 (b)                               1,430,713       1,457,559
 Structured Asset Securities Residential Trust
   Series 1990-1, Class A, 7.85%, 4/01/20                                    4,994,017       5,127,812
---------------------------------------------------------------------------------------------------------
                                                                                            11,207,169
                                                                                           ------------
Asset-Backed Securities                                            11.78%
 Advanta Mortgage Loan Trust, Series 1993-3,
   Class A5, 5.55%, 1/25/25                                                  1,286,601       1,231,727
 AFG Receivables Trust, 6.45%, 9/15/00                                         733,239         731,127
 CS First Boston, Series 1996-2, Class A6,
   7.18%, 2/25/18                                                            2,750,000       2,834,587
 First Interstate Bank of California Home Equity
   Loan Trust, Series 1990-1, 8.90%, 11/15/97                                4,715,683       4,750,702
 Olympic Automobiles Receivables Trust, Series
   1994-B, Class A2, 6.85%, 6/15/01                                          1,264,961       1,271,831
 Old Stone Credit Corporation Home Equity
   Trust, Series 1993-2, 6.20%, 6/15/08                                      1,448,594       1,437,499
 Union Acceptance Corporation Auto Trust,
   Series 1996-B, 6.45%, 7/08/03                                             2,027,089       2,033,616
---------------------------------------------------------------------------------------------------------
                                                                                            14,291,089
                                                                                           ------------

Mentor Income Fund, Inc.
Portfolio of Investments
October 31, 1997


                                                                               Principal        Market
                                                   Percent of Net Assets        Amount           Value
---------------------------------------------------------------------------------------------------------
Private Issues (continued)
---------------------------------------------------------------------------------------------------------


Collateralized Mortgage Obligations                                 20.63%
 General Electric Capital Mortgage Services
   Series 1993-18, Class B1, 6.00%, 2/25/09 (a)                              $ 2,057,264     $ 1,991,668
   Series 1996-4, Class B1, 7.00%, 3/25/26                                     4,437,552       4,405,225
 NASCOR, Series 1996-2, Class M, 7.00%,
   9/25/11                                                                     1,830,942       1,871,246
 Prudential Home Mortgage Securities
   Series 1993-27, Class M, 7.50%, 5/25/23                                     3,246,551       3,379,504
   Series 1993-22, Class M, 7.00%, 7/25/23                                     4,779,156       4,817,246
   Series 1994-29, Class M, 7.00%, 10/25/24                                    3,197,636       3,222,289
   Series 1995-5, Class M, 7.25%, 9/25/25                                      2,589,506       2,630,933
   Series 1995-5, Class B1, 7.25%, 9/25/25 (a)                                 2,674,681       2,707,036
---------------------------------------------------------------------------------------------------------
                                                                                              25,025,147
---------------------------------------------------------------------------------------------------------
 Mortgage Backed Securities                                           0.08%
 Republic Federal Savings & Loan Association
   Series 1988-03, Class A, 9.75%, 6/01/18 (b)                                    96,097          97,525
---------------------------------------------------------------------------------------------------------
Interest Only Securities                                             0.26%
 Conti-Mortgage Home Equity Loan Trust
   Series 94-3, A3-1, 0.52%, 5/15/09 (c)                                      11,344,374          42,541
   Series 94-3, A3-1, 0.13%, 3/15/14 (c)                                      73,050,000         274,157
---------------------------------------------------------------------------------------------------------
                                                                                                 316,698
---------------------------------------------------------------------------------------------------------
Total Private Issues (cost $48,910,597)                                                       50,937,628
---------------------------------------------------------------------------------------------------------
Residual Interests (a)                             14.49%
---------------------------------------------------------------------------------------------------------


 Capital Mortgage Funding, Inc., 1997-6,
   12/01/26                                                                       29,864       1,017,287
 Capital Mortgage Funding, Inc., 1997-7,
   5/20/26                                                                        52,559       1,412,586
 General Mortgage Securities, Inc., 1989-2, 1997,
   4/17/19                                                                        22,661       1,118,970
 General Mortgage Securities II, Inc., 1991-2,
   1997, 10/25/29                                                                  2,631         751,397
 General Mortgage Securities II, Inc., 1991-4,
   1997, 3/28/20                                                                     776         406,963

Mentor Income Fund, Inc.
Portfolio of Investments
October 31, 1997


                                                                           Principal      Market
                                                Percent of Net Assets       Amount        Value
---------------------------------------------------------------------------------------------------------
Residual Interests (a) (continued)
---------------------------------------------------------------------------------------------------------

 General Mortgage Securities II, Inc., 1991-7,
   1997, 6/28/30                                                          $ 1,762      $  430,269
 General Mortgage Securities II, Inc., 1995-1,
   1997, 6/25/20                                                           22,850         573,063
 General Mortgage Securities II, Inc., 1995-4,
   1996, 6/25/23                                                           12,666         504,718
 General Mortgage Securities II, Inc., 1996-1,
   1997, 11/25/22                                                          12,391         537,278
 General Mortgage Securities II, Inc., 1997-4,
   5/20/22                                                                 22,285         956,078
 General Mortgage Securities II, Inc., 1997-5,
   7/20/23                                                                 16,694         503,831
 National Mortgage Funding I, Inc., 1992-4,
   1997, 11/27/22                                                          11,060         765,769
 National Mortgage Funding I, Inc., 1993-1,
   1997, 6/18/14                                                           44,392         665,455
 National Mortgage Funding I, Inc., 1995-4,
   1997, 3/20/21                                                           10,926         187,226
 National Mortgage Funding I, Inc., 1995-5,
   1997, 3/25/22                                                            2,520         307,064
 National Mortgage Funding I, Inc., 1995-7,
   1997, 8/01/25                                                           27,710         634,130
 National Mortgage Funding I, Inc., 1995-9,
   1997, 11/19/25                                                          32,674         542,145
 National Mortgage Funding I, Inc., 1996-1,
   1997, 4/25/25                                                           38,368         593,176
 National Mortgage Funding I, Inc., 1996-4,
   1997, 10/25/21                                                           8,240         402,630
 National Mortgage Funding I, Inc., 1996-5,
   1997, 5/22/26                                                           70,720       1,129,047
 National Mortgage Funding I, Inc., 1997-6,
   9/20/21                                                                 45,000         978,676
 National Mortgage Funding I, Inc., 1997-7,
   7/20/22                                                                 45,000         932,390
 National Mortgage Funding I, Inc., 1997-8,
   2/20/23                                                                 85,000         956,149

Mentor Income Fund, Inc.
Portfolio of Investments
October 31, 1997


                                                                             Principal        Market
                                                  Percent of Net Assets       Amount          Value
---------------------------------------------------------------------------------------------------------
Residual Interests (a) (continued)
---------------------------------------------------------------------------------------------------------
 National Mortgage Funding I, Inc., 1997-9,
   10/20/24                                                                 $ 30,000      $     582,897
 National Mortgage Funding I, Inc., 1997-10,
   1/01/90                                                                    45,000            692,592
---------------------------------------------------------------------------------------------------------

Total Residual Interests (cost $17,450,416)                                                  17,581,786
---------------------------------------------------------------------------------------------------------
Total Long-Term Investments (cost $181,690,329)                                             185,395,741
---------------------------------------------------------------------------------------------------------
Short-Term Investments                               0.28%
---------------------------------------------------------------------------------------------------------
Repurchase Agreement
 Goldman Sachs & Company Dated 10/31/97,
   5.72%, due 11/03/97 collateralized by
   $347,961 Federal Home Loan Mortgage
   Corporation, 7.00%, 7/01/27, market value
   $349,592 (cost $342,167)                                                  342,167            342,167
---------------------------------------------------------------------------------------------------------
Total Investments (cost $182,032,496)              153.10%                                  185,737,908
---------------------------------------------------------------------------------------------------------
Other Assets less Liabilities                      (53.10%)                                 (64,425,784)
---------------------------------------------------------------------------------------------------------
Net Assets                                         100.00%                                $ 121,312,124
---------------------------------------------------------------------------------------------------------

REMIC - Real Estate Mortgage Investment Conduit
ARM - Adjustable Rate Mortgage
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(b) All or a portion of these securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. See notes to financial statements.
(c) Notional principal amount.
(d) A portion of these securities have been segregated as collateral for reverse repurchase agreements.


See notes to financial statements.

Mentor Income Fund, Inc.
Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------


Assets
 Investments, at market value (Cost $182,032,496)              $ 185,737,908
 Cash                                                                  1,210
 Receivables
   Investments sold                                                5,854,863
   Interest                                                        1,675,764
 Other assets                                                         68,185
----------------------------------------------------------------------------
   Total assets                                                  193,337,930
----------------------------------------------------------------------------
Liabilities
 Reverse repurchase agreements                                    49,236,231
 Payable for investments purchased                                22,109,397
 Unrealized depreciation on interest-rate swaps (Note 2)             140,086
 Income dividend payable                                             188,853
 Accrued expenses and other liabilities                              351,239
----------------------------------------------------------------------------
   Total liabilities                                              72,025,806
----------------------------------------------------------------------------
Net Assets                                                     $ 121,312,124
----------------------------------------------------------------------------
Analysis of Net Assets
 Common stock at par value                                     $     118,178
 Additional paid-in capital                                      131,619,599
 Accumulated undistributed net investment income                     860,161
 Accumulated net realized loss on investment transactions        (14,851,140)
 Net unrealized appreciation of investments                        3,565,326
----------------------------------------------------------------------------
   Net Assets                                                  $ 121,312,124
   Shares Outstanding                                             11,817,776
----------------------------------------------------------------------------
Net Asset Value Per Share                                      $       10.27
----------------------------------------------------------------------------

See notes to financial statements.

Mentor Income Fund, Inc.
Statement of Operations
Year Ended October 31, 1997
---------------------------------------------------------------------


Investment income
 Interest and net discount earned*                             $ 13,039,486
----------------------------------------------------------------------------
Expenses
 Management fee                                                     774,196
 Administration fee                                                 119,107
 Reports to shareholders                                             96,260
 Directors' fees and expenses                                        73,505
 Shareholder servicing fees                                          54,999
 Transfer agent fee                                                  39,001
 Custodian fee                                                       36,232
 Legal fees                                                          35,677
 Audit fees                                                          28,346
 Registration and filing fees                                        27,095
 Miscellaneous                                                        4,633
----------------------------------------------------------------------------
   Total operating expenses                                       1,289,051
----------------------------------------------------------------------------
 Interest expense                                                 2,014,410
----------------------------------------------------------------------------
   Total expenses                                                 3,303,461
----------------------------------------------------------------------------
Net investment income                                             9,736,025
----------------------------------------------------------------------------
Realized and unrealized gain on investments,
futures contracts and interest-rate swaps
 Net realized gain on investments, futures contracts and
   interest-rate swaps                                              602,516
 Change in unrealized appreciation on investments and
   interest-rate swaps                                            2,065,727
----------------------------------------------------------------------------
   Net realized and unrealized gain on investments, futures
    contracts and interest-rate swaps                             2,668,243
----------------------------------------------------------------------------
Net increase in net assets resulting from operations           $ 12,404,268
----------------------------------------------------------------------------

* Net of interest expense on interest-rate swaps.


See notes to financial statements.

Mentor Income Fund, Inc.
Statement of Cash Flows
Year Ended October 31, 1997
---------------------------------------------------------------------


Cash Flows from Operating Activities
 Interest received                                          $   12,746,543
 Interest paid                                                  (1,731,555)
 Operating expenses paid                                        (1,255,294)
----------------------------------------------------------------------------
   Net cash provided by operating activities                     9,759,694
----------------------------------------------------------------------------
Cash Flows from Investing Activities
 Cost of purchases of portfolio investments                   (140,772,671)
 Proceeds from sales of portfolio investments                  111,231,203
 Variation margin on futures contracts and interest-rate
   swaps                                                           420,692
----------------------------------------------------------------------------
    Net cash used in investing activities                      (29,120,776)
----------------------------------------------------------------------------
    Net cash used in operating and investing activities        (19,361,082)
----------------------------------------------------------------------------
Cash Flows from Financing Activities
 Net proceeds from reverse repurchase agreements                29,236,231
 Net proceeds from dollar roll transactions                         43,332
 Cash dividends paid                                            (9,917,271)
----------------------------------------------------------------------------
   Net cash provided by financing activities                    19,362,292
Net increase in cash                                                 1,210
Cash at beginning of year                                                -
----------------------------------------------------------------------------
Cash at end of year                                         $        1,210
----------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets from
Operations to Net Cash used by Operating and
Investing Activities
 Increase in net assets from operations                     $   12,404,268
 Increase in investments                                       (32,477,705)
 Increase in receivable for investments sold                    (2,512,177)
 Increase in interest receivable                                  (292,943)
 Decrease in other assets                                          115,868
 Increase in payable for investments purchased                   5,753,238
 Increase in accrued expenses and other liabilities                316,612
 Net realized gain                                                (602,516)
 Net unrealized appreciation                                    (2,065,727)
----------------------------------------------------------------------------
   Net cash used by operating and investing activities      $  (19,361,082)
----------------------------------------------------------------------------

See notes to financial statements.

Mentor Income Fund, Inc.
Statements of Changes in Net Assets



                                                         Year Ended October 31,
                                                      1997              1996
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Operations
 Net investment income                            $  9,736,025      $  9,793,912
 Net realized gain (loss) on investments,
   futures contracts and interest-rate swaps           602,516        (1,861,525)
 Change in unrealized appreciation of
   investments and interest-rate swaps               2,065,727           215,494
---------------------------------------------------------------------------------
   Increase in net assets resulting from
    operations                                      12,404,268         8,147,881
---------------------------------------------------------------------------------
Distributions to Shareholders
 Net investment income                              (9,930,537)       (9,926,059)
---------------------------------------------------------------------------------
Increase (decrease) in net assets                    2,473,731        (1,778,178)
Net Assets
 Beginning of year                                 118,838,393       120,616,571
---------------------------------------------------------------------------------
 End of year (including undistributed
   net investment income (loss) of $860,161
   and ($85,254), respectively)                   $121,312,124      $118,838,393
---------------------------------------------------------------------------------

See notes to financial statements.

Mentor Income Fund, Inc.
Financial Highlights



Year Ended October 31,                           1997           1996           1995       1994          1993
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year             $  10.06       $  10.21       $   9.60     $  11.29       $   11.06
Income from investment operations
 Net investment income                             0.82           0.83           0.80        1.02            1.05
 Net realized and unrealized gain (loss)
   on investments, futures contracts and
   interest-rate swaps                             0.23          (0.14)          0.70       (1.75)           0.23
--------------------------------------------------------------------------------------------------------------------
 Total from investment operations                  1.05           0.69           1.50       (0.73)           1.28
Less distributions
 Distributions from net investment
   income                                         (0.84)         (0.84)         (0.89)      (0.96)          (1.05)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $  10.27       $  10.06       $  10.21     $   9.60       $   11.29
--------------------------------------------------------------------------------------------------------------------
Per share market price, end of year            $   9.38       $   9.00       $   8.88     $   8.25       $   10.50
Total Investment Return
 Based on market price                            13.92%        11.24%         18.83%      (13.32)%         (6.91)%
 Based on net asset value                         11.65%          8.08%        17.48%       (6.19)%         12.00 %
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year
 (in thousands)                                $121,312       $118,838       $120,617     $113,401       $ 133,077
Ratio of gross investment income
 to average net assets                            10.97%        11.12%         10.58%      12.18%          11.79%
Ratio of operating expenses to average
 net assets                                        1.08%          1.13%          1.09%       1.22%           1.09%
Ratio of total expenses to average
 net assets                                        2.78%          2.84%          2.39%       2.38%           2.48%
Ratio of net investment income to average
 net assets                                        8.19%          8.28%          8.19%       9.80%           9.31%
Portfolio turnover rate                           70.50%        189.71%        153.92%     173.71%         269.16%
Shares outstanding at end of period
 (in thousands)                                  11,818         11,818         11,818      11,818          11,786
--------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Mentor Income Fund, Inc.
Notes to Financial Statements
October 31, 1997

Note 1: Organization
Mentor Income Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.



Note 2: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.


(a) Valuation of Securities


The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.


(b) Repurchase Agreements


It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.


(c) Options


In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options and write covered call options on portfolio securities.


The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes, although it does not employ options for this at the present time. The Fund will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid.


The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.


(d) Futures Contracts


In order to gain exposure to or protect against declines in security values, the Fund may buy and sell futures contracts. The Fund may also buy or write put or call options on these futures contracts.


The Fund generally sells futures contracts to hedge against declines in the value of portfolios securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Fund will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed. For the year ended October 31, 1997, the Fund had realized losses of $108,924 on closed futures contracts.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At October 31, 1997, the Fund had no open futures contracts.


(e) Dollar-Roll Transactions


A dollar-roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar-rolls are accounted for as financing transactions by the Fund and no gain or loss is recognized,

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.


(f) Short Sales


A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.


(g) Interest-Rate Swap


An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. For the year ended October 31, 1997, the Fund had realized gains of $672,124 in connection with closed interest-rate swap agreements. As of October 31, 1997, the Fund had entered into the following interest-rate swap agreements. In each agreement, the Fund has exchanged fixed rates for floating rates. The terms vary among the contracts but provide for the interest rate differential to be settled on a semi annual basis. During the year ended October 31, 1997, net cash payments of $231,918 were received in connection with the interest-rate swap agreements. At October 31, 1997, the net interest receivable was $31,534.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)



                                  Rate Paid    Rate Received                                       Net
      Swap          Notional     by the Fund    by the Fund       Floating       Termination    Unrealized
  Counter Party     Principal    at 10/31/97    at 10/31/97      Rate Index         Date           Loss
----------------- ------------- ------------- --------------- ----------------- ------------- --------------
Lehman Brothers    $16,935,617      7.43%          7.25%       6-Month British    10/03/99     $  (12,634)
                                                                    LIBOR
Lehman Brothers      7,821,553      3.22%          4.77%       6-Month German     07/17/02       (127,452)
                                                                                               ----------
                                                                    LIBOR
                                                                                               $ (140,086)
                                                                                               ==========

(h) Interest-Rate Cap


An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.


(i) Residual Interests


The Fund invests in mortgage security residual interests ("residuals") which are considered derivative securities. A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20%of its total assets. The Fund will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Fund's objective of achieving high monthly income through providing a means of economic leverage.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

(j) Security Transactions and Investment Income


Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and collateralized mortgage obligations are amortized into interest income using the effective-yield method.


(k) Federal Income Taxes


No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

(l) Reclassification of Capital Accounts


Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.


(m) Distributions to Shareholders


The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.


Note 3: Investment Transactions
Purchases and sales of investment securities, other than short-term investments, options, caps, and futures transactions, aggregated $160,874,797 and $110,901,705, respectively, for the year ended October 31, 1997. At October 31, 1997, the cost of securities for federal income-tax purposes was $182,941,243 and net unrealized

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

appreciation aggregated $3,705,412 of which $4,837,967 related to appreciated securities and $1,132,555 related to depreciated securities. The Fund had an unused realized capital loss carryforward for income-tax purposes of $13,825,362 at October 31, 1997, of which $170,636 expires in 2000, $11,955,561 expires in 2002 and $1,699,165 expires in 2004.


Note 4: Investment Management and Administration Agreements
The Mentor Income Fund has entered into an Investment Advisory and Management Agreement with Mentor Advisors, LLC ("Mentor Advisors"), a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor"), which is in turn a partially owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat") and EVEREN Capital Corporation (see "Acquisition of Advisor" below). Pursuant to this agreement, the Fund pays Mentor Advisors a monthly management fee at the annual rate of 0.65% of average weekly net assets. Mentor provides administrative personnel and services to the Fund at an annual rate of 0.10% of the Fund's average weekly net assets.

Acquisition of Advisor


On August 20, 1997, Wheat entered into an Agreement and Plan of Merger ("Merger") with First Union Corporation ("First Union"), pursuant to which Wheat would be merged into First Union. First Union is a bank holding company that as of September 30, 1997, had assets of $144 billion. Upon consummation of the Merger (expected to occur as early as December of this year), First Union will become the owner of a majority of the beneficial interest in Mentor Advisors.


At a meeting held on October 14, 1997, the Trustees of Mentor Income Fund, Inc., approved new Investment Advisory and Administration Agreements which will replace the existing agreements. Each of the existing agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change in control of Mentor Advisors for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). The shareholders of Mentor Income Fund, Inc., at a meeting to be held on December 22, 1997, will vote to approve the new Investment Advisory Agreements with

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

Mentor Advisors. Each new agreement is substantially identical to the existing agreements it replaces, other than its effective and termination date.


Note 5: Borrowings
The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.


The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1997, was $28,074,345 or $2.38 per share based on average shares outstanding of 11,817,776. During the period the weighted average interest rate was 5.46%. The maximum amount of borrowings outstanding during the period was $49,283,993 (including accrued interest) as of October 30, 1997, at a weighted average interest rate of 4.01%, and was 25.43%of total assets. The average rate on the October 31, 1997, borrowing was 5.22% and matures on November 3, 1997.


Note 6: Capital Share Transactions
The Fund has authorized 200,000,000 shares of $.01 par value common stock. At October 31, 1997, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the year ended October 31, 1997, no shares were issued.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

Note 7: Quarterly Results of Operations (unaudited)
Shown in thousands of dollars and per common share:



                                                                                               Increase (Decrease)
                         Investment          Net Investment           Net Gain (Loss)             in Net Assets
                           Income                Income               on Investments             from Operations
                     -------------------   -------------------   -------------------------   ------------------------
                                  Per                   Per                        Per                        Per
Quarter End           Total      Share      Total      Share        Total         Share         Total        Share
------------------   --------   --------   --------   --------   -----------   -----------   -----------   ----------
1997
October 31, 1997     $3,095      $ 0.26    $2,459      $ 0.21     $   (504)     $  (0.04)     $  1,947      $  0.16
July 31, 1997         3,545        0.30     2,551        0.21        4,579          0.39         7,130         0.60
April 30, 1997        3,303        0.28     2,423        0.21           11          0.00         2,434         0.21
January 31, 1997      3,096        0.26     2,303        0.19       (1,410)        (0.12)          893         0.08
1996
October 31, 1996     $3,074      $ 0.30    $2,405      $ 0.21     $  3,495      $   0.30      $  5,900      $  0.51
July 31, 1996         3,278        0.28     2,486        0.21       (1,545)        (0.13)          941         0.08
April 30, 1996        3,596        0.30     2,530        0.21       (6,726)        (0.57)       (4,196)       (0.36)
January 31, 1996      3,205        0.27     2,373        0.20        3,130          0.26         5,503         0.46

Mentor Income Fund, Inc.
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Mentor Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mentor Income Fund, Inc., including the portfolio of investments, as of October 31, 1997, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the years in the four-year period ended October 31, 1996 were audited by other auditors whose report dated December 19, 1996 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor Income Fund, Inc. as of October 31, 1997, the results of its operations, cash flows, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                /s/ KPMG PEAT MARWICK LLP




Boston, Massachusetts
December 12, 1997

Mentor Income Fund, Inc.
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is provided to shareholders of the Fund pursuant to which they have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional fund shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as Agent for shareholders in administering the Plan. When the Fund declares a dividend or determines to make a capital gain distribution, nonparticipants in the Plan will receive cash. If you participate in the Plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the Plan Agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the Plan Agent has completed its purchases, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice (not less than 10 business days prior to any dividend record date) to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your reinvested shares held by the Agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the Plan Agent upon any cash withdrawal or termination. The Plan may be terminated by the Agent of the Fund upon written notice mailed to each participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. It is anticipated that these commissions will be lower than those would normally incur individually, since these shares are purchased in large blocks by the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

If you hold shares of the Fund in your own name, you are an automatic participant in this Plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is able to participate in the Plan, dividend and capital gain distributions will be credited to your account. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be re-registered in your name so that you can participate in the Plan. If your shares are registered in your name, and you desire to receive your dividends and capital gain distributions in cash, you must notify the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

Shareholder Information

Investment Manager
 Corporate Office
     Mentor Investment Advisors, LLC
         Riverfront Plaza, 901 East Byrd Street
         Richmond, Virginia 23219


 Investor Relations Office
     1-800-382-0016


 Operations Office
     Riverfront Plaza, 901 East Byrd Street
         Richmond, Virginia 23219


Transfer Agent and Registrar
     State Street Bank & Trust Company
      Post Office Box 366
      Boston, Massachusetts 02101
      (800) 426-5523


Custodian
    Investor Fiduciary Trust Company
      811 Main - 11th Floor
      Kansas City, Missouri 64105


Independent Auditors
     KPMG Peat Marwick LLP
      99 High Street
      Boston, Massachuetts 02110


Legal Counsel
     Dechert Price & Rhoads
      1500 K Street, N.W.
      Wachington, D.C. 20005



Directors and Officers


Directors
     Weston E. Edwards, Chairman
      Jerry R. Barrentine
      Daniel J. Ludeman
      J. Garnett Nelson


Officers
     Paul F. Costello, President
      Terry L. Perkins, Treasurer
      John M. Ivan, Secretary
      Michael A. Wade, Assistant Treasurer

                            Mentor Income Fund, Inc.

                          --------------------------
                                 ANNUAL REPORT
                          --------------------------

                                October 31, 1997


                         [MENTOR INVESTMENT GROUP LOGO]